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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

                                                               September 1, 2004

                  THIS AGREEMENT is made among

                  Brown Brothers Harriman & Co., as Administrative Agent for the Lenders party to the Loan Agreement (defined herein) (the "AGENT") with offices at 40 Water Street, Boston, Massachusetts 02109;

                  and

                  Dynamics Research Corporation (the "LEAD BORROWER"), a Massachusetts corporation with its principal executive offices at 60 Frontage Road, Andover, Massachusetts, as agent for itself;

                  DRC International Corporation ("INTERNATIONAL"), a Massachusetts corporation with its principal executive offices at 60 Frontage Road, Andover, Massachusetts;

                  H.J. Ford Associates, Inc. ("H.J. FORD"), a Delaware corporation with its principal executive offices at 60 Frontage Road, Andover, Massachusetts;

                  Andrulis Corporation ("ANDRULIS"), a Delaware corporation with its principal executive offices at 60 Frontage Road, Andover, Massachusetts; and

                  Impact Innovations Group LLC ("IMPACT"), a Delaware limited liability company with its principal executive offices at 60 Frontage Road, Andover, Massachusetts.

                  (Each of the Lead Borrower, International, H.J. Ford, Andrulis, and Impact being sometimes hereinafter referred to individually as a "BORROWER" and collectively as the "BORROWERS").

                  In consideration of the mutual covenants contained herein and benefits to be derived herefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

1.       - DEFINITIONS:

                  As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated.

         "ACCOUNT DEBTOR": Has the meaning given that term in the UCC.

         "ACCOUNTS" and "ACCOUNTS RECEIVABLE" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "AGENT": Is referred to in the Preamble.

         "AGENT'S RIGHTS AND REMEDIES": Is defined in Section 5.f.

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         "CHATTEL PAPER": Has the meaning given that term in the UCC.

         "COLLATERAL": Is defined in Section 2.a.

         "COLLATERAL INTEREST": Means any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

         "CONTRACT RIGHTS": includes, without limitation, "contract rights" as now or formerly defined in the UCC and also any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

         "DEPOSIT ACCOUNT": Has the meaning given that term in the UCC and also includes all demand, time, savings, passbook, or similar accounts maintained with a bank.

         "DOCUMENTS": Has the meaning given that term in the UCC.

         "DOCUMENTS OF TITLE": Has the meaning given that term in the UCC.

         "ENCUMBRANCE": Each of the following:

                           (a) A Collateral Interest or agreement to create or grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

                           (b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.

         "EQUIPMENT": Includes, without limitation, "equipment" as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Borrowers' business, and any and all accessions or additions thereto, and substitutions therefor.

         "EVENTS OF DEFAULT": Has the meaning given that term in the Loan
                  Agreement.

         "FIXTURES": Has the meaning given that term in the UCC.

         "GENERAL INTANGIBLES": Includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Borrower; credit memoranda in favor of any Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data;

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                  computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any Borrower or credit extended or services performed, by any Borrower, whether intended for an individual customer or the general business of any Borrower, or used or useful in connection with research by any Borrower.

         "GOODS": Has the meaning given that term in the UCC, and also includes all things movable when a security interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

         "INSTRUMENTS": Has the meaning given that term in the UCC.

         "INVENTORY": Includes, without limitation, "inventory" as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

         "INVESTMENT PROPERTY": Has the meaning given that term in the UCC.

         "LEASEHOLD INTEREST": Any interest of a Borrower as lessee under any Lease.

         "LETTER-OF-CREDIT RIGHT": Has the meaning given that term in UCC and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "LOAN AGREEMENT": The Second Amended and Restated Loan Agreement, dated of even date herewith, by and among the Borrowers, the Agent, various banks and other financial institutions named therein as lenders and others, all as the same may be amended from time to time hereafter. Terms used herein which are defined in the Loan Agreement are used herein as so defined. In the event that the Loan Agreement is ever terminated or the definition of any term used herein is deleted from the Loan Agreement, then unless otherwise agreed in writing, such term used herein which had been defined in the Loan Agreement shall continue to be used herein as then most recently defined in the Loan Agreement.

         "PAYMENT INTANGIBLE": As defined in the UCC and also any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

         "PERMITTED LIEN": Has the meaning given that term in the Loan
                  Agreement.

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         "PERSON": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "PERFECTION CERTIFICATE": Collectively, each Perfection Certificate executed and delivered by each Borrower in connection with the Loan Agreement.

         "PROCEEDS": Includes, without limitation, "Proceeds" as defined in the UCC and each type of property described in Section 2.a hereof.

         "RECEIVABLES COLLATERAL": That portion of the Collateral which consists of Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Intangibles, Letter-of-Credit Rights, bankers' acceptances, and all other rights to payment.

         "REQUIREMENTS OF LAW": Has the meaning given that term in the Loan
                  Agreement.

         "SUPPORTING OBLIGATION": Has the meaning given that term in the UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

         "UCC": The Uniform Commercial Code as adopted and in effect in the Commonwealth of Massachusetts, as amended from time to time.

2.       - GRANT OF SECURITY INTEREST:

         a. GRANT OF SECURITY INTEREST. To secure the Borrowers' prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Agent, for the ratable benefit of the Lenders, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of the Lenders, the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):

                  i.       All Accounts and accounts receivable.

                  ii.      All Inventory.

                  iii.     All General Intangibles.

                  iv.      All Equipment.

                  v.       All Goods.

                  vi.      All Fixtures.

                  vii.     All Chattel Paper.

                  viii.    All Letter-of-Credit Rights.

                  ix.      All Payment Intangibles.

                  x.       All Supporting Obligations.

                  xi. All books, records, and information relating to the Collateral and/or to the operation of each Borrowers' business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

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                  xii.     All Leasehold Interests.

                  xiii. All Investment Property, Instruments, Documents, Deposit Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.

                  xiv. All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. ( through ) or otherwise.

                  xv. All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ( through ), including the right of stoppage in transit.

provided, however, the term "Collateral" shall not include (i) any property for which the grant of a security interest therein is prohibited by any applicable Requirement of Law of any governmental authority; or (ii) any contract, license or agreement which contains a provision that (A) prohibits the grant of a security interest therein; or (B) provides a default may or shall occur thereunder as a result of the grant of a security interest therein, unless any required consents shall have been obtained.

         b. COMMERCIAL TORT CLAIMS. If the Borrowers shall at any time, acquire a commercial tort claim, the Borrowers shall promptly notify the Agent in a writing signed by the applicable Borrower of the brief details thereof and grant to the Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lenders.

         c.       EXTENT AND DURATION OF SECURITY INTEREST.

                  i. The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by any Borrower to the Agent, if any, and shall continue in full force and effect applicable to all Liabilities until both

                           a) all Liabilities have been paid and/or satisfied in full; and

                           b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Agent.

                  ii. It is intended that the Collateral Interests created herein extend to and cover all assets of each Borrower.

                  iii. Once all Liabilities have been paid and/or satisfied in full and there is no further obligation on any Lender to make any further financial accommodations to or for the benefit of any Borrower, the Agent agrees to release the Collateral from the security interest and file, at the Borrowers' cost and expense, such termination statements as may be necessary or appropriate.

                  iv. Notwithstanding any provision contained in this Agreement to the contrary, upon the occurrence of any Collateral Release Event (as defined in the Loan Agreement), this Agreement and the security interest granted to the Agent hereunder shall immediately and automatically terminate and have no further force or effect.

3.       - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

                  As a further inducement to the Agent and each Lender, each Borrower, in addition to all other representations, warranties, and covenants made by any Borrower in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

         a.       ENCUMBRANCES.

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                  i.       The Borrowers are, and shall hereafter remain, the
                           owners of the Collateral free and clear of all Encumbrances other than any Permitted Liens.

                  ii. No Borrower has, and none shall have, possession of any property on consignment to that Borrower.

                  iii. No Borrower shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:

                           a) Equipment which is merely incidental to the conduct of that Borrowers' business.

                           b) Equipment, the acquisition or right to use of which has been consented to by the Agent, which consent may be conditioned upon the Agent's receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Agent.

         b.       FURTHER ASSURANCES.

                  i. All names under which each Borrower conducted its business within the last five (5) years are set forth in each Borrower's respective Perfection Certificate.

                  ii. All Persons with whom any Borrower ever consolidated or merged, or from whom any Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such Person's assets are set forth in each Borrower's respective Perfection Certificate.

                  iii. Except as provided for in the Loan Agreement, no Borrower will undertake or commit to undertake any action such that the results of that action, if undertaken prior to the date of this Agreement, would have been reflected on any of the Borrower's respective Perfection Certificate.

                  iv. No Borrower is the owner of, nor has it any interest in, Collateral which is not subject to a perfected Collateral Interest in favor of the Agent (subject only to Permitted Liens) to secure the Liabilities.

                  v. No Borrower will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Agent to secure the Liabilities (subject only to Permitted Liens).

                  vi. Each Borrower shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent's Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Each Borrower shall execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

                  vii. Each Borrower hereby authorizes the Agent to file financing statements, without notice to the Borrowers, with all appropriate jurisdictions in order to perfect or protect the Agent's and Lender's interest or rights hereunder, which financing statements may indicate the Collateral as "all assets of the Debtor" or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Lender's discretion.

                  viii. This Agreement constitutes an authenticated record which authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the Collateral Interests created by this Agreement.

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                  ix.      A carbon, photographic, or other reproduction of this
                           Agreement or of any financing statement or other instrument executed pursuant to this Section b shall be sufficient for filing to perfect the security interests granted herein.

4.       - AGENT AS BORROWERS' ATTORNEY-IN-FACT:

         a. APPOINTMENT AS ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints the Agent (acting through any officer of the Agent) as that Borrowers' true and lawful attorney, with full power of substitution, exercisable following the occurrence and continuance of any Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Agent and the Lenders. The rights and powers granted the Agent by this appointment include but are not limited to the right and power to:

                  i. Prosecute, defend, compromise, or release any action relating to the Collateral.

                  ii. Sign change of address forms to change the address to which each Borrowers' mail is to be sent to such address as the Agent shall designate; receive and open each Borrowers' mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of the Lead Borrower, or other legal representative of a Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail.

                  iii. Endorse the name of the relevant Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

                  iv. Sign the name of the relevant Borrower on any notice to that Borrowers' Account Debtors or verification of the Receivables Collateral; sign the relevant Borrowers' name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.

                  v. Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Borrower is a beneficiary.

                  vi. Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower.

                  vii. Use, license or transfer any or all General Intangibles of each Borrower.

         b. NO OBLIGATION TO ACT. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section a herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

5.       - EVENTS OF DEFAULT. RIGHTS AND REMEDIES UPON DEFAULT:

         a. RIGHTS OF ENFORCEMENT. Upon and following the occurrence of any Event of Default which consists of the entry of an order for relief with respect to any Borrower and, at the option of the Agent, upon the occurrence and during continuance of any other Event of Default and at all times thereafter, the Agent shall have all of the rights and remedies of a secured party upon default under

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                  the UCC, in addition to which the Agent shall have all and each of the following rights and remedies:

                  i. To give notice to any of the Borrowers' customs brokers to follow the instructions of the Agent as provided in any written agreement or undertaking of such broker in favor of the Agent.

                  ii. To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

                  iii. To take possession of all or any portion of the Collateral.

                  iv. To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.

                  v. To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

                  vi. To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

         B. SALE OF COLLATERAL. Upon the occurrence and during continuance of any other Event of Default, and subject to applicable law,

                  i. Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent's disposition of the Collateral.

                  ii. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Lead Borrower such notice as may be practicable under the circumstances), the Agent shall give the Lead Borrower at least ten (10) days prior notice, by authenticated record, of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Agent's rights and remedies upon default.

                  iii. The Agent and any Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

                  iv. If any of the Collateral is sold, leased, or otherwise disposed of by the Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Agent.

                  v. The Agent shall apply the proceeds of the Agent's exercise of its rights and remedies upon default pursuant to this Article 5.

         c. OCCUPATION OF BUSINESS LOCATION. In connection with the Agent's exercise of the Agent's rights under this Article 5, the Agent may, at any time after an Event of Default has occurred and is continuing, enter upon, occupy, and use any premises owned or occupied by each Borrower, and may exclude each Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Agent be liable to any Borrower for use or occupancy by the Agent of any premises pursuant to this Article 5, nor for any charge (such as wages for any Borrowers' employees and utilities) incurred in connection with the Agent's exercise of the Agent's Rights and Remedies.

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         d.       GRANT OF NONEXCLUSIVE LICENSE. Each Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being with respect to the Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         e. ASSEMBLY OF COLLATERAL. At any time after an Event of Default has occurred and is continuing, the Agent may require any Borrower to assemble the Collateral and make it available to the Agent at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Agent and the Lead Borrower.

         f. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (the "AGENT'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent's Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

6.       - GENERAL:

         a. NOTICES. All notices, demands, and other communications made in respect of this Agreement shall be as provided in the Loan Agreement.

         b. PROTECTION OF COLLATERAL. The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent.

         c. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrowers and their respective representatives, successors, and assigns and shall enure to the benefit of the Agent and each Lender and their respective successors and assigns. In the event that the Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

         d. SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance or with respect to any Borrower, shall not affect the validity, legality, or enforceability of such provision in any other instance, or with respect to any other Borrower, or the validity, legality, or enforceability of any other provision of this Agreement.

         e. POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, each Borrower hereby grants unto the Agent (acting through any of its officers), exercisable upon the occurrence and during the continuance of any Event of Default, full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Borrower and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

         f. APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as provided for in the Loan Agreement. The Borrowers shall remain liable for any deficiency remaining following such application.

         g.       INTENT. It is intended that:

                  i.       This Agreement take effect as a sealed instrument.

                  ii. The scope of all Collateral Interests created by this Agreement be broadly construed in favor of the Agent and that they cover all assets of each Borrower.

                  iii. All Collateral Interests created by this Agreement secure all Liabilities, whether now existing or contemplated or hereafter arising.

                  iv. All reasonable costs, expenses, and disbursements incurred by the Agent in connection with such Person's relationship(s) with any Borrower shall be borne by the Borrowers.

         h. MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

         i. CONSENT TO JURISDICTION.

                  i. Each Borrower agrees that any legal action, proceeding, case, or controversy against any Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Agreement, each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

                  ii. Each Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Lead Borrower at the Lead Borrower's address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

                  iii. Each Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

                  iv. Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

                  v. Each Borrower agrees that any action commenced by any Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

                  {REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

                  EXECUTED under seal as of the date first written above.

                                            DYNAMICS RESEARCH CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            DRC INTERNATIONAL CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            H.J. FORD ASSOCIATES, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            ANDRULIS CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            IMPACT INNOVATIONS GROUP LLC

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            BROWN BROTHERS HARRIMAN & CO.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________